AVEO Overview February 2019 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s goals and business strategy, prospects, plans and objectives; AVEO’s plans regarding potentially submitting a new drug application (NDA) to the U.S. Food and Drug Administration (FDA) for tivozanib; the timing, design and results of preclinical and clinical trials, including AVEO’s plans to conduct, and expectations regarding the timing and potential results of, interim and final overall survival analyses for the Phase 3 TIVO-3 study of tivozanib in RCC; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for AVEO’s therapeutic candidates, AVEO’s plans regarding the potential efficacy, safety and tolerability profile of tivozanib, including with respect to overall survival; and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates, including, in particular, tivozanib; AVEO’s ability to successfully file an NDA for tivozanib; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; AVEO’s ability to enter into and maintain its third party collaboration and license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; the timing and costs of seeking and obtaining regulatory approval; AVEO’s ability to maintain compliance with regulatory requirements applicable to its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates; AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to raise the substantial additional funds required to achieve its goals, including those goals pertaining to the development and commercialization of tivozanib; unplanned capital requirements; adverse general economic and industry conditions; and those risks discussed in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law.

AVEO Oncology: Strategy for Value Creation Deep Pipeline Multiple oncology and non-oncology pipeline opportunities Meaningful Market Opportunity Better tolerated single agents/combinations are the next stage of evolution Three Pillar Clinical & Regulatory Strategy EU approved, US NDA plan, IO combinations Differentiated VEGF TKI FOTIVDA™ (tivozanib) delivers improved efficacy AND favorable tolerability

Multiple Potential Opportunities for Value Creation Oncology Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Marketed Partner Tivozanib VEGFR 123 TKI Ficlatuzumab HGF MAb AV-203 (CAN017) ERBB3 MAb TIVO-1 (Phase 3 Registration Study in 1st Line RCC) TIVO-3 (Phase 3 Registration Study in 3rd Line RCC) TiNivo (+OPDIVO® RCC) SCCHN, Pancreatic, AML (Investigator) Esophageal Non-Oncology Ocular Form VEGFR 123 TKI AV-380 GDF15 MAb AV-353 Notch 3 MAb AMD Cachexia PAH Licensable NA / EU Rights Seeking Partnership HCC (1st line + IMFINZI®) Ongoing or complete In Planning (Europe)

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities1,2 1 Nakamura K et al. Cancer Res 2006;66:9134–9142. 2 Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

FOTIVDA® (tivozanib) TIVO-3 Pivotal Phase 3 Study

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TIVO-3: Study Design

First stratified 3rd line dataset of patients with prior PD-1 exposure

TIVO-3

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma

N = 350

- Recurrent/metastatic RCC
- Failed at least two prior regimens including VEGFR-TKI
- Stratified by prior regimen (TKI-TKI; TKI-PD1; TKI-Other)
- ECOG PS 0 or 1

RANDOMIZE 1:1

tivozanib

sorafenib

- 1°: PFS
- 2°: OS, ORR, DoR, Safety and Tolerability for ITT

60% 3rd line patients, 40% 4th line+

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Primary Endpoint: Progression-Free Survival per IRC (ITT) Median PFS, mo (95% CI) Tivozanib 5.6 (5.3, 7.3) Sorafenib 3.9 (3.7, 5.6) HR, 0.73 (95% CI: 0.56, 0.94) P=0.0165 2yr PFS 18% 5% 28% 1yr PFS 11% 44% improvement in median PFS 26% risk reduction for progression or death

Subgroup Progression-Free Survival per IRC (Prior IO Subgroup - 26% of ITT) Median PFS, mo (95% CI) Tivozanib 7.3 (5.3, 11.1) Sorafenib 5.1 (3.6, 7.4) HR, 0.55 (95% CI: 0.32, 0.94) P=0.028 35% 1yr PFS 4% 2yr PFS 25% 43% improvement in median PFS 45% risk reduction for progression or death

Secondary Endpoints Preliminary analysis (HR=1.12) represents approx. half of potential OS events 43 patients remain on study therapy (34 tivozanib vs 9 sorafenib) Interim OS analysis: Planned for August 2019 Preliminary Analysis - OS Not Mature at Time of Final PFS Analysis Final Analysis - Superior Overall Response Rate and Durability Statistically significant benefit in ORR, p=0.02 Durable responses with tivozanib: 55% remaining in response past 2 years Median DoR: tivozanib not reached vs sorafenib 5.7 months

Treatment-Related Adverse Events (≥20% frequency in either arm) Tivozanib (N=173)^ Sorafenib (N=170)^ Preferred Term, % All Grades Grade 3/4 All Grades Grade 3/4 Treatment Related AEs 84 44 94 55 Hypertension 36 20 25 14 Diarrhea 33 2 50 9 Fatigue 29 4 19 5 Decreased Appetite 26 4 21 2 Dysphonia 24 1 8 0 Asthenia 21 5 17 4 PPE* 16 1 38 10 Rash 4 0 24 8 >5% difference between arms *Palmar-plantar erythrodysesthesia syndrome ^Safety population

The Conundrum: What Is Causing the PFS/OS Discordance? Is there a safety issue with tivozanib? Is there an imbalance in the study? Are the preliminary OS data too immature to reflect potential long term differences? Final PFS Preliminary OS

Is There a Safety Issue with Tivozanib?

Tivozanib (N=173)^ Sorafenib (N=170)^ Mean Number of Cycles Initiated 10.3 6.3 AEs Leading to Dose Reductions, % 24 38 AEs Leading to Dose Interruption, % 48 63 Treatment Related SAEs, % 11 10 Treatment Related Deaths, % 0 0 Deaths within 30 days of Tx, N 15 12 Exposure Adj Deaths per Month of Tx* 0.93% 1.21% The Data to Date Do not Demonstrate an Apparent Safety Signal for Tivozanib Adversely Impacting Survival 85% of all 183 deaths in the study occurred beyond 30 days from last dose of study drug ^Safety population *Exposure Adj Deaths Based on 48,656 tivozanib Tx days vs 29,883 sorafenib Tx days through 10/4/2018 data cut

Data Demonstrate That Extended Exposure to Tivozanib Does not Appear to Adversely Impact OS Tivozanib correlation (R2=0.6) relative to sorafenib (R2=0.2), suggests that increased exposure to tivozanib may be more associated with OS benefit

Is There an Imbalance in the Study?

Preliminary Subsequent Therapy Rates and CPI Therapy Higher for Sorafenib: Potential to Balance Over Time Treatment, N (%) Tivozanib (N=175) Sorafenib (N=175) Remain on Study Treatment* 34 (19) 9 (5) Unknown Subsequent Therapy 37 (27) 64 (37) No Subsequent Therapy 23 (13) 20 (11) Any Subsequent Therapy 71 (41) 82 (47) Checkpoint Only 8 (5) 17 (10) Checkpoint + VEGF or Other 13 (7) 18 (10) VEGF Only 31 (18) 31 (18) VEGF + mTOR or Other 9 (5) 4 (2) mTOR Only 4 (2) 6 (3) Other 6 (3) 6 (3) *31 of 43 patients remaining on study treatment have not received prior checkpoint (T=24, S=7)

Are the OS Data Too Immature?

Preliminary OS Analysis is Enriched with Patients Who Realized Minimal PFS Benefit 2yr PFS 18% 5% 28% 1yr PFS 11% TIVO-3 PFS Curve (ITT) 72% of OS events in preliminary analysis from patients with <4 months of PFS

TIVO-3 Conclusions Tivozanib significantly improves PFS and ORR compared to sorafenib in patients with treatment-refractory advanced RCC Tivozanib was superior in patients previously treated with checkpoint inhibitors as well as two VEGFR-TKIs Responses with tivozanib were more durable than sorafenib Tivozanib was well tolerated with hypertension as the most common AE Lower rates of hand foot syndrome, diarrhea, and rash were observed for tivozanib compared to sorafenib OS data immature as of October 2018 cutoff FDA recommends not submitting NDA on preliminary OS data Plan to conduct an interim OS analysis in August 2019 NDA filing decision to follow availability of more mature OS results

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If Approved, Significant Potential Commercial Opportunity for Tivozanib in the United States

1st Line Market
~$1.3B[1]

2nd Line Market
~$900M[1]

3rd Line+ Market
~$300M[1]

- Expanding opportunity
- Potential to be **first** agent indicated for 3rd & 4th line
- **Only** pivotal dataset in RCC stratified by *prior PD-1*

1 >PFS with tivozanib may extend treatment duration

2 Extended OS from IO may expand population eligible for 3rd line treatment

3 Efficacy + tolerability may increase patients opting for 3rd line treatment


65%1
45%1
1st Line
2nd Line
3rd Line

NA royalties to KHK are low- to mid-teens on net sales

1 Decision Resources Pharmacor 2020 Market Projections Dec 2017

Composition of matter patent into 2022 with potential for extension into 2027 for both Europe and North America

Potential Relevance of Tivozanib in Refractory RCC Source: AVEO blinded US Oncologist Market Research using approximate TIVO-3 PFS and AE profile - Dec 2018 n=100 Treatments with proven efficacy are needed for patients who have failed 2 or more lines of treatment for RCC I prefer using drugs that do not often require me to adjust or interrupt dose due to patient tolerability issues Blinded Tivo Profile Ratings compared to current treatment options in refractory patients Likelihood to Prescribe 67% 80% Not at all likely Neutral Extremely Likely

PD-1 Combination Opportunities

Tivozanib High Selectivity1 May Be a Significant Advantage ASCO 2017 – GU Oral Discussion2 Confidential 1 Nakamura K et al. Cancer Res 2006;66:9134–9142. 2 Hammers, Emerging VEGF-I/O Combinations: Efficacy and Toxicity, ASCO 2017

Tivozanib has Immunomodulatory Properties: Regulatory T Cell Reduction May Enhance PD-1 Activity Pawlowski N et al. AACR 2013. Poster 3971. Regulatory T cells suppress or downregulate induction and proliferation of effector T cells (e.g. CD4 and CD8) P=0.034

Demonstrated Favorable Safety 60% of patients experienced treatment related grade 3/4 adverse event Excluding uncomplicated hypertension, only 44% of patients experienced grade 3/4 adverse event Minimal off-target AEs observed, likely due to high specificity of tivozanib Barthelemy et al. ESMO 2018

Demonstrated Encouraging Preliminary Efficacy 56% ORR and 96% DCR 72% had tumor shrinkage ≥25% so far 4% of patients had a complete response 52% (13/25) of pts remain on therapy Results suggest additive or synergistic efficacy for tivozanib + PD1 Barthelemy et al. ESMO 2018

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Preliminary Data for the Combination of PD-1 + VEGF TKIs: Promising Responses with Challenging Toxicity

	50% Pre-treated	100% Pre-treated	60% Pre-treated	Treatment Naive	Treatment Naive	Treatment Naive
Efficacy N (%)	**Tivozanib + Nivolumab[1]** Total N=25	**Pembro + Lenvatinib[4]** Total N=30	**Cabo^ + Nivo or IpiNivo[5]** Total N=13	**Axitinib + Pembro[2]** Total N=52	**Axitinib + Avel[3] Ph3** Total N=442 (ITT)	**Bev + Atezo[6] Ph3** Total N=454 (ITT)
CR	1 (4)	0 (0)	0 (0)	4 (8)	(3)	(5)
PR	13 (52)	20 (67)	7 (54)	34 (65)	(48)	(31)
ORR	14 (56)	20 (67)	7 (54)	38 (73)	(51)	(37)
PFS / OS	NR	18.0 mo	18.4 mo / NR	20.9 mo / NR	13.8 mo	11.2 mo / NR

Safety (%)	**Tivozanib + Nivolumab[1]** Total N=25	**Pembro + Lenvatinib[4]** Total N=30	**Cabo^ + Nivo or IpiNivo[5]** GU Tumors Total N=78 (49-CN; 29-CNI)	**Axitinib + Pembro[2]** Total N=52	**Axitinib + Avelumab[3]** Total N=434	**Atezo + Bev[6]** Total N=451
Gr 3/4 AEs (Tx Related)	(60) (44*)	(73)	CN (57) CNI (72)	(65)	(71)	(40)

*Excl Uncomplicated HTN

^Reduced dose (40mg) recommended for combination

1. Barthelemy, et al. Tivozanib Combined With Nivolumab: Phase Ib/II Study in mRCC, ESMO 2018; 2. Atkins, et al., Axitinib in combination with pembrolizumab in patients with advanced renal cell cancer: a non-randomised, open-label, dose-finding, and dose-expansion phase 1b trial, The Lancet Oncology, Volume 0 , Issue 0; 3. Motzer, et al. 1st line avelumab + axitinib therapy in patients with aRCC: Ph3, ESMO 2018; 4. Lee, et al. A Phase 1b/2 Trial of Lenvatinib + Pembrolizumab in Patients With Renal Cell Carcinoma, ASCO 2018; 5. Nadal, et al. Ph1 study of cabozantinib + nivolumab (CaboNivo) alone or with ipilumimab (CaboNivoIpi) in GU tumors , ASCO GU 2018; 6. Motzer, et al., IMmotion151: A Ph3 Study of Atezolizumab Plus Bevacizumab vs Sunitinib in RCC, ASGO GU 2018; NR=not reached.

AVEO ONCOLOGY

Note: Data from separate studies

Immuno-Oncology Clinical Collaboration with AstraZeneca Clinical Rationale: Potential to show enhanced efficacy and best in class tolerability profile for a TKI/IO combination with tivozanib and durvalumab Planned Ph1/2 study: costs shared equally and clinical drug supplied by each company HCC Market – Key Opportunity1 1 Decision Resources HCC Disease Landscape and Forecast – Dec 2018

Partnerships, Pipeline and Financials Highlights

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EU Launch Territories: Germany, the U.K., Austria, the Netherlands and Sweden

ESMO Guidelines updated to include Fotivda (tivozanib)[2]

EU5 Launch Territories

- $2M milestone payment Nov 18
- ~$200M Market (2017); 50% of sales from Sutent/Votrient[1]

- $2M milestone payment Feb 18
- ~$100M Market (2017); 50% of sales from Sutent/Votrient[1]

Upcoming EU5 Launch Territories



Potential milestone payments from EUSA of up to $6.0 million assuming reimbursement approvals in France, Italy, and Spain

1. *Decision Resources Pharmacor Market Projections Dec 2017*
2. https://www.onkopedia.com/de/onkopedia/guidelines/nierenzellkarzinom-hypernephrom/@@view/html/index.html

This Photo by Unknown Author is licensed under CC BY-SA

AVEO ONCOLOGY

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Pipeline

Ficlatuzumab HGF Inhibitory Antibody with Optimal Blockade of c-Met — biodesix

- **SCCHN:** Randomized Phase 2 Trial Ongoing (Ficlatuzumab + Erbitux vs. Ficlatuzumab)
- **Pancreatic Cancer**: Phase 1/2 Trial Ongoing (Ficlatuzumab + Nab-paclitaxel + Gemcitabine)
- **AML**: Phase 1b/2 Trial Ongoing (Ficlatuzumab + High Dose Cytarabine (HiDAC)
- COM and other IP to at least 2027

CAN017 (AV-203) Anti-ERBB3 Mab with Broad Therapeutic Potential — CANbridge

- CANbridge to fund clinical development through Phase 2a POC study
- Potential additional $40M development and regulatory/$90M commercial milestone
- Tiered royalties from low double-digit to low-teens, for ex-NA rights
- Planned indication: squamous cell esophageal cancer (IND accepted in China August 2018)
- COM and other IP ranging from 2031 to 2032

AV-380 First-in-Class, Anti-GDF15 Mab for Cachexia

- Affects approximately 5 million patients in the US alone; up to 80% of advanced cancer patients and is responsible for 20-30% of all cancer deaths
- COM through 2033* and in licensed methods of use patent
- Moving AV-380 into IND-enabling preclinical development

** Does not include potential PTE up to 5 yr max*

1. *Morley et al; Am J Clin Nutr 2006;83:735– 43*
2. *Lerner, et al. MAP3K11/GDF15 axis is a critical driver of cancer cachexia, J Cachexia Sarcopenia Muscle. 2016 Sep; 7(4): 467–482.*

AVEO ONCOLOGY

Financial Highlights $20.4M in cash, cash equivalents, and investments as of 3Q 2018 Additional $8.4 million raised through ATM sales agreement in 4Q 2018 $2M reimbursement milestone from EUSA for Germany incurred in Nov 2018 Funds planned operations into 3Q 2019* Restructured debt provides +cash flow in 2018-19 without increasing principal 6-mos interest-only extension (Dec 2018) principal to begin Aug 2019 EUSA royalties and potential milestones: Tiered low double-digit to mid-twenties royalties on FOTIVDA® (tivozanib) net sales in Europe, Latin America, and Australia $6M in milestones assuming reimbursement approvals in France, Italy, and Spain $20M in R&D reimbursement for access to TIVO-3 data, if optioned $335M in potential tiered commercial milestones Streamlined, experienced team with a headcount of ~20 * Guidance assumes no receipt of additional milestone payments from our partners, no additional funding from new partnership agreements, no additional equity or debt financings, and no sales of equity through the exercise of our outstanding warrants.

AVEO Overview February 2019